SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): December 20, 2001

Manugistics Group, Inc.
(Exact name of issuer as specified in its charter)

Delaware	0-22154	52-1469385
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

2115 East Jefferson Street
Rockville, Maryland 20852
(Address of principal executive offices and zip code)

(301) 984-5000
(Registrant’s telephone number, including area code)

Item 5. Other events.

     On December 20, 2001, Manugistics Group, Inc. (the “Company”) issued an earnings release to announce its results for the fiscal quarter ended November 30, 2001.

     A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  The following is filed as an Exhibit to this Report:

Exhibit Number	Description

99	Press Release dated December 20, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 21st day of December, 2001.

MANUGISTICS GROUP, INC

By: /s/ Timothy T. Smith Timothy T. Smith Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated December 20, 2001.